Exhibit 10.1

			     THE MIDLAND COMPANY

			  1992 Incentive Stock Plan
		As Amended and Restated as of January 27, 2000


				  ARTICLE 1.
				  OBJECTIVES

	The purpose of The Midland Company Amended and Restated Incentive Stock Plan is to advance the interests of the Company and its subsidiaries by providing its officers and key management personnel with an additional incentive, to encourage their proprietary interest in the success of the Company through stock ownership and monetary payments based upon the value of the Company's Shares and to encourage employees to remain in the Company's employ.

				  ARTICLE 2.
				 DEFINITIONS

	For purposes of this Plan, the following terms shall have the following meanings:

	2.1 "Approved Retirement" means a Retirement approved by the Company pursuant to Company procedures.

	2.2 "Award" means any form of Stock Option, Stock Appreciation Right, Restricted Stock Award or Performance Share Award granted under this Plan.

	2.3 "Award Certificate" means a written certificate setting forth the terms of an Award.

	2.4 "Award Date" means the date designated by the Committee as the date upon which an Award is granted.

	2.5 "Award Period" or "Term" means the period beginning on an Award Date and ending on the expiration date of such Award.

	2.6     "Board" means the Board of Directors of the Company.

	2.7 "Change of Control" means the first to occur of the following events:

		(A) The "acquisition" after the date hereof by any "Person" (as such term is defined below) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act of any securities of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such Person, would result in such Person "Beneficially Owning" thirty-three and one-third percent (33-1/3%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that for purposes of this Section 2.7 a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (i) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (ii) is generally engaged in the business of underwriting securities and acquires the Voting Securities (the "Underwriting Securities") pursuant to the terms of an underwriting agreement (an "Underwriting Agreement") to which the Company and such underwriter are parties and which Underwriting Agreement is in accordance with Rule 10b-7 promulgated under the Exchange Act or to cover over allotments created in connection with a distribution of Voting Securities pursuant to an Underwriting Agreement;
	(iii) acquires the Voting Securities directly from the Company; (iv) as a result of a redemption or purchase of Voting Securities by the Company, becomes the Beneficial Owner of more than the permitted percentage of Voting Securities by the Company pursuant to a reduction of the number of Voting Securities outstanding resulting in an increase in the proportional number of shares Beneficially Owned by such Person;
	(v) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary") or (vi) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in Section 2.18 below).

		(B) The individuals who, as of January 1, 2000, are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least two-thirds (2/3) of the Board of Directors of the Company; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any election contest or Proxy Contest.

		(C)     Approval by shareholders of the Company of:

			(i) a merger, consolidation or reorganization involving the Company (a "Business Combination") other than a Non-Control Transaction; or

			(ii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

	Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because thirty-three and one-third percent (33-1/3%) or more of the then outstanding Voting Securities is Beneficially Owned by
	(i) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Subsidiary or (ii) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

	2.8 "Code" means the Internal Revenue Code of 1986, as amended, or any successor legislation.

	2.9 "Common Stock" means the common stock, no par value, of the Company.

	2.10    "Company" means The Midland Company.

	2.11    "Director" means a member of the Board.

	2.12 "Disability" means a physical or mental condition resulting from bodily injury, disease or mental disorder which renders the individual incapable of engaging in any employment similar to that which the individual performed for the Company. The determination as to whether the individual is totally and permanently disabled shall be made on medical evidence by a licensed physician designated by the Company or on evidence that the individual is eligible for disability benefits either under the Social Security Act or under any insured long term disability plan or program maintained by the Company. The effective date of the disability shall be determined by the Company.

	2.13    "Effective Date" means April 9, 1992.

	2.14 "Eligible Employee" means any individual who performs services for the Company and is treated as an employee by the Company for federal income tax purposes. In the event an individual not treated as an employee for federal income tax purposes by the Company is reclassified as an employee by the Internal Revenue Service, such individual shall be treated as an Eligible Employee as of the date the Company receives notice of the individual's reclassification from the Internal Revenue Service, and shall not be considered an Eligible Employee as of any prior date.

	2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

	2.16 "Fair Market Value" means the last closing price for a Share on the Nasdaq National Market. If the Shares are not so traded or reported, Fair Market Value shall be set under procedures established by the Committee.

	2.17 "Incentive Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor provision.

	2.18    "Non-Control Transaction" means a Business Combination in which:

		(A) The shareholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least sixty-seven percent (67%) of the combined voting power for the election of directors generally of the outstanding securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination;

		(B) The individuals who were members of the Board of Directors of the Company immediately prior to the execution of the agreement providing for the Business Combination constitute at least two-thirds (2/3) of the members of the Board of Directors of the Surviving Corporation; or

		(C) No Person (other than the Company or any Subsidiary, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements or any trust forming a part thereof maintained by the Company, the Surviving Corporation, or any Subsidiary) who, immediately prior to the Business Combination, did not have Beneficial Ownership of thirty-three and one-third percent (33-1/3%) or more of the then outstanding Voting Securities, upon consummation of the Business Combination, shall be the Beneficial Owner of thirty-three and one-third percent (33-1/3%) or more of the combined voting power for the election of directors generally of the Surviving Corporation's then outstanding securities.

	2.19 "Nonqualified Option" means any Stock Option that is not an Incentive Option.

	2.20 "Officer" means a person who is considered to be an officer of the Company under Rule 16a-1(f) promulgated under the Exchange Act.

	2.21 "Option Price" or "Exercise Price" means the price per share at which Common Stock may be purchased upon the exercise of an Option or an Award.

	2.22 "Participant" means a person to whom an Award has been made pursuant to this Plan.

	2.23 "Performance Share Award" means the right to receive either Shares or cash of an equivalent value, or a combination of both, at the end of the Performance Period.

	2.24 "Performance Period" means the period designated in a Performance Share Award.

	2.25 "Person" means any individual, corporation, partnership, firm, joint venture, association, limited liability company, limited liability partnership, joint-stock company, trust, unincorporated organization, governmental, judicial or regulatory body, business unit, division or other entity.

	2.26 "Restricted Stock" means Shares issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Certificate.

	2.27 "Restricted Stock Award" means an award of a fixed number of Shares to a Participant which is subject to forfeiture provisions and other conditions set forth in the Award Certificate.

	2.28 "Retirement" means the latest to occur of termination of (i) employment (other than by death or Disability) by an employee who is at least 65 years of age, or 55 years of age with at least ten years of employment with the Company or a Subsidiary; (ii) service on the Board; or (iii) service as a consultant to the Company. Retirement shall not include termination of the employment of an employee who is 55 years of age with at least ten years of employment with the Company or a Subsidiary if the termination is initiated by the Company or Subsidiary.

	2.29    "Share" means one share of the Company's Common Stock.

	2.30 "Stock Appreciation Right" or "SAR" means the right to receive, for each unit of the SAR, cash and/or Shares equal in value to the excess of the Fair Market Value of one Share on the date of exercise of the SAR over the reference price per Share established on the date the SAR was granted.

	2.31 "Stock Option" or "Option" means the right to purchase Shares of Common Stock.

	2.32    "Subsidiary" means any subsidiary corporation as defined in
Section 424 of the Code.

				  ARTICLE 3.
				ADMINISTRATION

	3.1 The Committee. The Plan shall be administered by the Compensation Committee designated by the Board of Directors of the Company
(the "Committee"). The Committee shall be comprised of two or more directors each of whom shall be (i) a "Non-Employee Director" as defined in Rule 16b-3 promulgated under the Exchange Act and (ii) an "outside director" to the extent required by Section 162(m) of the Code ("Section 162(m)"), as such Rule and Section may be amended, superseded or interpreted hereafter.

	3.2 Awards. The Committee is authorized to grant Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Share Awards. In particular, the Committee shall have the authority:

		(A) to select the Eligible Employees to whom Awards may be granted;

		(B) to delegate the authority to grant Awards to Eligible Employees provided that the Committee must grant Awards and determine all terms of Awards to Officers;

		(C) to determine the types and combinations of Awards to be granted;

		(D) to determine the number of Shares or monetary units which may be subject to each Award;

		(E) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award, including, but not limited to, the term, Exercise Price, exercisability, method of exercise, any restriction or limitation on transfer, any vesting schedule or acceleration, or any forfeiture provisions or waiver, regarding any Award, and the related Shares, based on such factors as the Committee shall determine; and

		(F) to modify or waive any restrictions or limitations contained in, and grant extensions to the terms of, or accelerate the vesting of, any outstanding Awards, as long as such modifications, waivers, extensions or accelerations are not inconsistent with the terms of this Plan; provided, however, that no such changes shall impair the rights of any Participant without his or her consent.

	3.3 Guidelines. The Committee is authorized to adopt, alter and repeal administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it deems advisable, to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any related Award Certificate in the manner and to the extent it deems necessary to carry this Plan into effect.

	3.4 Delegation of Authority. The Committee may delegate its authority to Officers of the Company and its administrative duties to Officers or employees of the Company except for matters relating to the executive Officers.

	3.5 Decisions Final. Any action, decision, interpretation or determination by or at the direction of the Committee concerning the application or administration of this Plan shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions. No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan or any Award granted hereunder, and to the extent not prohibited by law, all members of the Committee shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action.

				  ARTICLE 4.
			    SHARES SUBJECT TO PLAN

	Subject to adjustments as provided in Article 13, the number of Shares which may be issued under this Plan shall not exceed One Million Six Hundred Fifty Thousand (1,650,000) Shares. If any Award granted under this Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of unacquired Shares subject to such Award shall again be available for future grants. The Committee may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall not be prohibited by law. The repricing of an Option shall be treated as a cancellation of the Option and the grant of a new Option.

				  ARTICLE 5.
			       TERMS OF OPTIONS

	Subject to specific provisions relating to Incentive Options set forth in Article 8, each Option shall be for a Term of from one to ten years from the Award Date and may not be exercised during the first twelve months of the Term of said Option. The right of exercise under the vesting schedule shall be cumulative and shall be exercisable in whole or in part. The Committee will establish the vesting schedule for options, which may include vesting related to individual or Company performance, and impose other conditions upon exercise for any particular Option or groups of Options.

				  ARTICLE 6.
			      EXERCISE OF OPTIONS

	Any person entitled to exercise an Option in whole or in part, may do so by delivering a written notice of exercise to the Company, attention Corporate Secretary, at its principal office. The written notice shall specify the number of Shares for which an Option is being exercised and the Award Date of the Option being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased unless the Committee authorizes payment in installments.

				  ARTICLE 7.
			   PAYMENT OF OPTION PRICE

	In the sole discretion of the Committee, payment of the Option Price may be made in cash, by the tender of Shares which have been owned at least six months and which have a Fair Market Value equal to the Option Price, by a reduction in the number of Shares issuable upon exercise or by any combination of the foregoing.

				  ARTICLE 8.
		  INCENTIVE OPTIONS AND NONQUALIFIED OPTIONS

	8.1 Nature of Options. The Committee in its discretion may designate whether an Option is to be considered an Incentive Option or a Nonqualified Option. The Committee may grant both an Incentive Option and a Nonqualified Option to the same individual. However, where both an Incentive Option and a Nonqualified Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option.

	8.2 Terms Applicable to Incentive Options. Any option designated by the Committee as an Incentive Option will be subject to the general provisions applicable to all Options granted under this Plan. In addition, the Incentive Option shall be subject to the following specific provisions:

		(A) At the time the Incentive Option is granted, if the Eligible Employee owns, directly or indirectly, stock representing more than 10% of (i) the total combined voting power of all classes of stock of the Company, or (ii) a corporation that owns 50% or more of the total combined voting power of all classes of stock of the Company, then:

			(i) The Option Price must equal at least 110% of the Fair Market Value on the Award Date; and

			(ii) The Term of the Option shall not be greater than five years from the Award Date.

		(B) The aggregate Fair Market Value of Shares (determined at the Award Date) with respect to which Incentive Options are exercisable by an Eligible Employee for the first time during any calendar year under this Plan or any other plan maintained by the Company shall not exceed $100,000 as determined with respect to the Option Price.

	8.3 Nonqualified Options. If any Option is not granted, exercised, or held pursuant to the provisions noted immediately above, it will be considered to be a Nonqualified Option to the extent that the grant is in conflict with these restrictions.

				  ARTICLE 9.
			  STOCK APPRECIATION RIGHTS

	9.1 Grant. A Stock Appreciation Right may be granted either with or without reference to all or any part of a Stock Option. A "Tandem SAR" is an SAR granted with reference to a Stock Option (the "Reference Option"). A "Non-Tandem SAR" is an SAR granted without reference to a Stock Option. If the Reference Option is a Nonqualified Option, a Tandem SAR may be granted at or after the date of the Reference Option; if the Reference Option is an Incentive Option, the Award Date of a Tandem SAR must be the same as the Award Date of the Reference Option. Any SAR shall have such terms and conditions, not inconsistent with this Plan, as are established by the Committee in connection with the Award.

	9.2 Term. A Tandem SAR shall terminate and no longer be exercisable upon the termination of its Reference Option. A Non-Tandem SAR may have a Term no longer than 20 years from its Award Date.

	9.3 Exercise. A Tandem SAR may only be exercisable at the times and, in whole or in part, to the extent that its Reference Option is exercisable. The exercise of a Tandem SAR shall automatically result in the surrender of the applicable portion of its Reference Option. A Non-Tandem SAR shall be exercisable in whole or in part as provided in its Award Certificate. Written notice of any exercise must be given in the form prescribed by the Committee.

	9.4 Payment. For purposes of payment of an SAR, the reference price per Share shall be the Option Price of the Reference Option in the case of a Tandem SAR and shall be the Fair Market Value of a Share on the Award Date in the case of a Non-Tandem SAR. The Committee shall determine the form of payment.

				 ARTICLE 10.
			   RESTRICTED STOCK AWARDS

	10.1 Grants of Restricted Stock Awards. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares. The Committee may grant Awards of Restricted Stock subject to the attainment of specified performance goals, continued employment or such other limitations or restrictions as the Committee may determine.

	10.2 Terms and Conditions of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following provisions:

		(A) Shares of Restricted Stock may be issued immediately upon grant or upon vesting as determined by the Committee.

		(B) If Shares of Restricted Stock are issued immediately upon grant, the Committee may require the Participant to deliver a stock power, endorsed in blank, relating to the Restricted Stock covered by such an Award. The Committee may also require that the certificates evidencing Restricted Stock be held in custody by the Company until the restrictions on them shall have lapsed.

		(C) Unless otherwise determined by the Committee at the time of grant, Participants receiving Restricted Stock Awards shall not be entitled to dividend or voting rights for the Restricted Shares until they are fully vested.


				 ARTICLE 11.
			   PERFORMANCE SHARE AWARDS

	11.1    Performance Share Awards.

		(A) The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees. The Committee shall determine the Eligible Employees to whom and the time or times at which Performance Share Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the period during which, and the conditions under which, a Participant's Performance Share Award will vest, and the other terms and conditions of the Performance Share Award in addition to those set forth in Section 11.2.

		(B) The Committee may condition the grant or vesting of a Performance Share Award upon the attainment of specified performance goals; the appreciation in the Fair Market Value, book value or other measure of value of the Shares; the performance of the Company based on earnings or cash flow; or such other factors or criteria as the Committee shall determine.

	11.2 Terms and Conditions of Performance Share Awards. Performance Share Awards shall be subject to the following terms and conditions:

		(A) Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to dividends declared during the Performance Period with respect to any Shares covered by a Performance Share Award will not be paid to the Participant until they are full vested.

		(B) Subject to the provisions of the Award Certificate and this Plan, at the expiration of the Performance Period, share certificates, cash or both as the Committee may determine shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the vested portion of the Performance Share Award.

		(C) Subject to the applicable provisions of the Award Certificate and this Plan, upon termination of a Participant's employment with the Company or a Subsidiary for any reason during the Performance Period for a given Award, the Performance Share Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.

		(D) Unless otherwise determined by the Committee at the time of grant, Participants receiving Performance Share Awards shall not be entitled to voting rights for the Shares underlying such Performance Share Awards, if any, until they are fully vested.

				 ARTICLE 12.
			  TRANSFERABILITY OF AWARDS

	Awards and the benefits payable under this Plan shall not be transferable by the Participant during his or her lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by a domestic relations order incident to a divorce within the meaning of
Section 1041(a) of the Code, or by will or the laws of descent and distribution. Awards shall be exercisable during a Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

	Notwithstanding the above, the Committee may, with respect solely to particular Nonqualified Options, establish or modify the terms of the Option to allow the Option to be transferred at the request of the grantee of the Option to trusts established by the grantee or as to which the grantee is a grantor or to family members of the grantee or otherwise for personal and tax planning purposes of the grantee. If the Committee allows such transfer, such Options shall not be exercisable for a period of six months following the action of the Committee.

				 ARTICLE 13.
		    ADJUSTMENTS TO SHARES AND AWARD PRICE

	13.1 In the event of changes in the outstanding Common Stock of the Company as a result of stock dividends, stock splits, reverse stock splits, recapitalizations, combinations of Shares or exchanges of Shares, the number and class of Shares for all purposes covered by this Plan and number and class of Shares and price per share for each Award covered under this Plan and each outstanding Award shall be correspondingly adjusted by the Committee.

	13.2 The Committee shall make appropriate adjustments in the Exercise Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

	13.3 All outstanding Awards shall become immediately exercisable in full and/or fully vested in the case of Performance Share Awards and Restricted Stock Awards if a Change in Control of the Company occurs. For purposes of the Restricted Stock Awards and Performance Share Awards, all Awards shall be fully vested at the target amount without any adjustments based on actual performance. Each outstanding Award shall terminate as of a date fixed by the Committee provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an Award and each such holder shall have the right during such period following notice to exercise the Award as to all or any part of the Shares.

				  ARTICLE 14.
			     TERMINATION OF AWARDS

	14.1 Termination of Awards. All Awards issued under this Plan shall terminate as follows:

		(A) During any period of continuous employment with the Company or a Subsidiary or continuous service on the Board, an Award will be terminated only if it is fully exercised or in the case of a Performance Share Award and Restricted Stock Award is fully vested, or if it has expired by its terms or by the terms of this Plan.

		(B) In the event of the Retirement, other than an Approved Retirement, death or Disability of a Participant, any Award held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant or by the Participant's beneficiary or legal representative, for a period of one year following termination of employment, in the case of death or Disability, and 90 days in the case of Retirement, or such longer period as the Committee may specify at or after grant in all cases other than Incentive Options, or until the expiration of the stated Term of such Award, whichever period is shorter. The Performance Share Awards and the Restricted Stock Awards shall vest at the target amount without any adjustments based on actual performance or at the level established by the Committee.

		(C) Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company or a Subsidiary or service as a member of the Board terminates for any reason other than death, Disability, Approved Retirement or Retirement, the Award will terminate on the earlier to occur of the stated expiration date (after giving effect to a Change of Control, if any) or the date of termination of employment or service as a member of the Board.

		(D) Notwithstanding Section 14.1(B) and 14.1(C), upon the Approved Retirement of an Eligible Employee, Awards held by such Eligible Employee shall be fully vested and Options may thereafter be exercised by the Participant or by the Participant's beneficiary or legal representative and shall terminate on the earlier of their original expiration date or three (3) years following such Approved Retirement; provided, however, that any Option granted as an Incentive Option with a termination date determined by this Section 14.1 shall be converted into a Nonqualified Option for all purposes. In the event of Approved Retirement, if the Eligible Employee continues to provide service on the Board or as a consultant, after the Approved Retirement, the following shall apply: (i) The Options and Stock Appreciation Rights shall be fully vested and Options may thereafter be exercised by the Participant or by the Participant's beneficiary or legal representative as provided above and shall terminate on the earlier of their original expiration date or three (3) years from the date services cease to be rendered to the Company; and (ii) The Performance Share Awards and Restricted Stock Awards shall not be vested as provided above, but rather shall vest at the earlier of the original vesting date or three (3) years from the date services cease to be rendered to the Company. The Performance Share Awards and Restricted Stock Awards shall vest at the target amount without any adjustments based on actual performance or at the level established by the Committee.

	14.2 Acceleration of Vesting and Extension of Exercise Period Upon Termination of Employment.

		(A) Notwithstanding anything contained in this Article 14, upon the termination of employment of a Participant for reasons other than death, Disability or Retirement, the Committee may, in its sole discretion, accelerate the vesting of all or part of any Awards held by such terminated Participant, or transferred by the Participant in accordance with Article 12, so that such Awards are fully or partially exercisable as of the date of termination of employment, and may also extend the permitted exercise period of such Awards for up to five years from the date of termination, but in no event longer than the original expiration date of such Award.

		(B) Except as provided in Article 13, in no event will the continuation of the exercisability of an Award beyond the date of termination of employment allow the Eligible Employee, or his or her beneficiaries or heirs, to accrue additional rights under this Plan, or to purchase more Shares through the exercise of an Award than could have been purchased on the date that employment was terminated.

				  ARTICLE 15.
		     AMENDMENT OR DISCONTINUANCE OF PLAN

	15.1    Amendment.      The Committee may at any time amend this Plan;
provided, however, that no amendments by the Committee shall, without further approval of the shareholders of the Company:

		(A)     Change the definition of Eligible Employees;

		(B) Except as provided in Article 13 hereof, increase the number of shares which may be subject to Awards granted under the Plan;

		(C) Cause the Plan or any Award granted under the Plan to fail to be excluded from the $1 million deduction limitation imposed by
	Section 162(m) of the Code, or to fail to qualify as an "Incentive Option" as defined by Section 422 of the Code if the Committee intended for such Award to qualify as an "Incentive Option."

	15.2    Discontinuance.   The Board may at any time suspend or
discontinue this Plan.

	15.3    Limitations.    No amendment or discontinuance of the Plan
shall alter or impair any Award granted under the Plan without the consent of the holder thereof.

				  ARTICLE 16.
			      GENERAL PROVISIONS

	16.1 Shareholder Approval. This Plan shall not become effective unless it shall have been approved by the affirmative vote of a majority of the votes cast at a shareholders' meeting of the Company prior to December 31, 2000. If shareholder approval is not received by such date, awards granted pursuant to this Plan shall be null and void.

	16.2 Leaves of Absence. For purposes of this Plan, any leave of absence approved by the Company shall not be deemed to be a termination of employment.


	16.3 Securities Laws. Notwithstanding anything to the contrary contained in this Plan, the Company shall not be obligated to issue Shares to a Participant pursuant to any Option, Award or other grant under this Plan, unless at the time of such issuance the Shares are registered, exempt, or the subject matter of an exempt transaction under both federal and applicable state securities laws.

	16.4 No Right to Continued Employment. Neither the establishment of this Plan nor the granting of any Award hereunder shall confer upon any Participant any right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the right of the Company or any Subsidiary to terminate such employment at any time.

	16.5 Other Plans. The value of, or income arising from, any Awards issued under this Plan shall not be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary.

	16.6 Withholding of Taxes. The Company may deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, payment by the Participant of any federal, state, local or foreign taxes required by law to be withheld. The Committee may permit any such withholding obligation to be satisfied by reducing the number of Shares otherwise deliverable or by accepting the delivery of previously owned Shares. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

	16.7 Reimbursement of Taxes. The Committee may provide in its discretion that the Company may reimburse a Participant for federal, state, local and foreign tax obligations incurred as a result of the grant or exercise of an Award issued under this Plan.

	16.8 Governing Law. This Plan and actions taken in connection with it shall be governed by the laws of the State of Ohio, without giving effect to the conflict of law provisions thereof. Any litigation involving or arising under this Plan shall be maintained solely in the Common Pleas Court of Clermont County, Ohio or in the United States District Court for the Southern District of Ohio.

	16.9 Liability. No employee of the Company nor member of the Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder and, to the fullest extent not prohibited by law, all employees and members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.

	16.10 Certificates for Shares. Certificates for Shares purchased through exercise of Options or acquired through the exercise of other Awards will be issued in regular course after exercise of the Award and payment, if necessary, therefor as called for by the terms of the Award, but in no event shall the Company be obligated to issue certificates more often than once each quarter. No persons holding an Award or entitled to exercise an Award granted under this Plan shall have any rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of such Award until certificates representing such Shares shall have been issued and delivered. No Shares shall be issued and delivered upon exercise of an Award unless and until the Company, in the opinion of its counsel, has complied with all applicable registration requirements of the Securities Act of 1933 and any applicable state securities laws and with any applicable listing requirements of any national securities exchange on which the Company securities may then be listed as well as any other requirements of law.

	16.11 Term. This Plan shall continue in effect until the expiration of all Awards granted under the Plan unless terminated earlier in accordance with Article 15; provided, however, that no Incentive Options shall be granted ten years after the Effective Date.